Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1992-3

KEY PERFORMANCE FACTORS
October, 1997



Scheduled Maturity                                                 6/15/98


Coupon                                                  5.9750%



Excess Protection Level
   3 Month Average  7.23%
      October, 1997  7.86%
      September, 1997  6.89%
      August, 1997  6.95%


Cash Yield                                              21.62%


Investor Charge Offs                                    5.19%


Base Rate                                               8.57%


Over 35 Day Delinquency                                 5.25%


Seller's Interest                                       21.72%


Total Payment Rate                                      10.97%


Total Principal Balance                                $5,966,948,746.36


Investor Participation Amount                          $333,333,333.32


Seller Participation Amount                            $1,296,115,413.10